Exhibit 99.2

Registered number: 05914025

COMMAGILITY LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

COMMAGILITY LIMITED

COMPANY INFORMATION

Directors	Mr E De Salis Young
Mr M Hollingshead
Dr P A Moakes
Mr S Pack

Company secretary	Dr P A Moakes

Registered number	05914025

Registered office	Charnwood Building Holywell Park
Ashby Road
Loughborough
Leicestershire
LE11 3AQ

Independent auditors	PKF Cooper Parry Group Limited
Chartered Accountants
Sky View
Argosy Road
East Midlands Airport
Castle Donington
Derby
DE74 2SA

COMMAGILITY LIMITED

CONTENTS

Page

Independent Auditors’ Report	1 - 2

Profit and Loss Account	3

Balance Sheet	4

Notes to the Financial Statements	5 -14

COMMAGILITY LIMITED

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of Commagility Limited

We have audited the accompanying financial statements of Commagility Limited which comprise the balance sheet as of 30 September 2016 and the related profit and loss account, and notes to the financial statements for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of financial statements in accordance with the Financial Reporting Standard 102 ‘The Financial Reporting Standard applicable in UK and Republic of Ireland’ and the Companies Act 2006 (together “United Kingdom Generally Accepted Accounting Practices”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion on financial statements

In our opinion, the financial statements referred to above:

•	give a true and fair view of the state of the Company’s affairs as at 30 September 2016 and of its profit for the year then ended; and
•	have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice, except for non presentation of a Directors’ Report and comparative figures, which are not required by the US Securities and Exchange Commission.

Emphasis of matter

We draw attention to Note 14, which reconciles the results for the period from United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including Financial Reporting Standard 102 the accounting standard applicable in UK and Ireland (“FRS 102”) to accounting principles generally accepted in the United States of America (US GAAP). Significant differences exist between United Kingdom Generally Accepted Accounting Practice and US GAAP. Our opinion is not modified with respect to this matter.

COMMAGILITY LIMITED

Other matter

We draw attention to the fact that these accounts have not been prepared under section 394 of the Companies Act 2006 and are not the company’s statutory accounts.

PKF Cooper Parry Group Limited

Chartered Accountants

Sky View
Argosy Road
East Midlands Airport
Castle Donington
Derby
DE74 2SA

Date: 8 February 2017

COMMAGILITY LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 30 SEPTEMBER 2016

2016
£

Turnover	8,244,021

Cost of sales	(3,112,847)

Gross profit	5,131,174

Administrative expenses	(4,021,269)

Other operating income	109,686

Operating profit	1,219,591

Interest receivable and similar income	306

Interest payable and similar charges	(3,187)

Profit on ordinary activities before taxation	1,216,710

Tax on profit on ordinary activities	66,526
Profit for the financial year	1,283,236

Retained earnings at the beginning of the year	4,880,806

Profit for the year	1,283,236

Dividends declared and paid	(1,560,000)
Retained earnings at the end of the year	4,604,042

There were no recognised gains and losses for 2016 other than those included in the statement of income and retained earnings.

The notes on pages 5 to 14 form part of these financial statements.

COMMAGILITY LIMITED

REGISTERED NUMBER: 05914025

BALANCE SHEET

AS AT 30 SEPTEMBER 2016

		2016	2016
	Note	£	£

Fixed assets

Intangible assets	5		417,279

Tangible assets	6		215,470
			632,749

Current assets

Stocks	7	1,008,583

Debtors	8	2,009,464

Cash at bank and in hand		2,000,837
		5,018,884

Creditors: amounts falling due within one year	9	(680,427)

Net current assets			4,338,457

Total assets less current liabilities			4,971,206

Creditors: amounts falling due after more than one year	10		(333,787)

Provisions for liabilities

Deferred tax			(33,365)
Net assets			4,604,054

Capital and reserves

Called up share capital	11		12

Profit and loss account			4,604,042
			4,604,054

The financial statements have been prepared in accordance with the provisions applicable to companies subject to the small companies’ regime.

The financial statements were approved and authorised for issue by the board and were signed on its behalf by:

Mr E De Salis Young

Director

Date: 7 February 2017

The notes on pages 5 to 14 form part of these financial statements.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

1.	Accounting policies

Commagility Limited (the company) is a limited liability company incorporated and domiciled in the United Kingdom. The address of its registered office is shown on the company information page.

The financial statements are prepared in Sterling (£). The financial statements are for the year ended 30 September 2016.

1.1	Basis of preparation of financial statements

These financial statements have been prepared solely for the purpose of meeting the requirements of U.S Securities and Exchange Commission (“SEC”) Rule 3-05 of Regulation S-X. These financial statements are not the statutory financial statements of the Company. These financial statements have been prepared in accordance with section 1A of Financial Reporting Standard 102 (FRS 102), the Financial Reporting Standard applicable in the U.K and the Republic of Ireland and the Companies Act 2006 (except as otherwise stated).

The financial statements are prepared under the historical cost convention. No comparative information has been presented in these financial statements as no comparatives are requested under SEC Rule 3-05 of Regulation S-X. No Directors’ Report has been presented in these financial statements as no Directors’ Report is requested under the SEC Regulation. However, this is a departure from “generally accepted accounting practice” in the United Kingdom as a Directors’ Report is required.

US GAAP

Significant differences exist between United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities and US Generally Accepted Accounting Principles (US GAAP). The US GAAP results for the period and the effect on total shareholders’ funds are set out in Note 14.

1.2	Turnover

Turnover is recognised to the extent that it is probable that the economic benefits will flow to the company and the turnover can be reliably measured. Turnover is measured as the fair value of the consideration received or receivable, excluding discounts, rebates, value added tax and other sales taxes. The following criteria must also be met before turnover is recognised:

Sale of goods

Turnover from the sale of goods is recognised when all of the following conditions are satisfied:

•	the company has transferred the significant risks and rewards of ownership to the buyer;
•	the company retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;
•	the amount of turnover can be measured reliably;
•	it is probable that the company will receive the consideration due under the transaction; and
•	the costs incurred or to be incurred in respect of the transaction can be measured reliably.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

1.	Accounting policies (continued)

1.3	Intangible assets

Patents are stated at cost less amortisation. Amortisation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives of 3 years.

Goodwill is the difference between amounts paid on the acquisition of a business and the fair value of the identifiable assets and liabilities. It is amortised to the Statement of income and retained earnings over its estimated economic life of 3 years. A full year’s amortisation is charged in the year of acquisition and none in the year of disposal.

1.4	Tangible fixed assets

Tangible fixed assets under the cost model are stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes expenditure that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

Depreciation is charged so as to allocate the cost of assets less their residual value over their estimated useful lives, using the straight-line method.

Depreciation is provided on the following basis:

Plant and machinery	- Reducing balance 30%
Fixtures and fittings	- Reducing balance 30%
Office equipment	- Reducing balance 30%
Other fixed assets	- Reducing balance 30%

A full year’s depreciation is charged in the year of acquisition and none in the year of disposal.

The assets’ residual values, useful lives and depreciation methods are reviewed, and adjusted prospectively if appropriate, or if there is an indication of a significant change since the last reporting date.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognised in the Statement of income and retained earnings.

At each reporting date the company assesses whether there is any indication of impairment. If such indication exists, the recoverable amount of the asset is determined which is the higher of its fair value less costs to sell and its value in use. An impairment loss is recognised where the carrying amount exceeds the recoverable amount.

1.5	Research and development costs

Expenditure on research and development is charged to the Statement of income and retained earnings in the year in which it is incurred.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

1.	Accounting policies (continued)

1.6	Stocks

Stocks are stated at the lower of cost and net realisable value, being the estimated selling price less costs to complete and sell. Cost is based on the cost of purchase on a weighted average basis. Work in progress and finished goods include labour and attributable overheads.

At each balance sheet date, stocks are assessed for impairment. If stock is impaired, the carrying amount is reduced to its selling price less costs to complete and sell. The impairment loss is recognised immediately in Statement of income and retained earnings.

1.7	Government grants

Grants of a revenue nature are recognised in the Statement of income and retained earnings in the same period as the related expenditure.

1.8	Foreign currency translation

Functional and presentation currency

The company’s functional and presentational currency is GBP.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the spot exchange rates at the dates of the transactions.

At each period end foreign currency monetary items are translated using the closing rate. Non-monetary items measured at historical cost are translated using the exchange rate at the date of the transaction and non-monetary items measured at fair value are measured using the exchange rate when fair value was determined.

1.9	Pensions

Defined contribution pension plan

The company operates a defined contribution plan for its employees. A defined contribution plan is a pension plan under which the company pays fixed contributions into a separate entity. Once the contributions have been paid the company has no further payment obligations.

The contributions are recognised as an expense in the Statement of income and retained earnings when they fall due. Amounts not paid are shown in accruals as a liability in the Balance sheet. The assets of the plan are held separately from the company in independently administered funds.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

1.	Accounting policies (continued)

1.10	Current and deferred taxation

The tax charge for the year comprises of current and deferred tax.

Current tax is recognised for the amount of corporation tax payable in respect of the taxable profit for the current or past reporting periods using the tax rates and laws that have been enacted or substantively enacted by the reporting date.

Deferred tax is recognised in respect of all timing differences at the reporting date, except as otherwise indicated.

Deferred tax assets are only recognised to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits.

Deferred tax is calculated using the tax rates and laws that have been enacted or substantively enacted by the reporting date that are expected to apply to the reversal of the timing difference.

2.	Auditors’ remuneration

2016
£

Fees payable to the company’s auditor and its associates for the audit of the company’s annual accounts	14,000

3.	Employees

The average monthly number of employees, including directors, during the year was 41.

4.	Dividends

2016
£

Dividends paid on equity capital	1,560,000

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

5.	Intangible assets

	Patents	Goodwill	Total
	£	£	£
Cost

At 1 October 2015	750,000	1,238,184	1,988,184
Additions	-	696	696
At 30 September 2016	750,000	1,238,880	1,988,880

Amortisation

At 1 October 2015	750,000	408,873	1,158,873
Charge for the year	-	412,728	412,728
At 30 September 2016	750,000	821,601	1,571,601

Net book value

At 30 September 2016	-	417,279	417,279

At 30 September 2015	-	829,311	829,311

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

6.	Tangible fixed assets

	Office refurbishment	Plant and machinery	Fixtures and fittings	Office equipment	Other fixed assets	Total
	£	£	£	£	£	£

Cost or valuation

At 1 October 2015	-	125,080	8,669	115,715	131,442	380,906
Additions	53,556	201	6,268	22,609	56,903	139,537
At 30 September 2016	53,556	125,281	14,937	138,324	188,345	520,443

Depreciation

At 1 October 2015	-	71,215	5,272	66,396	68,990	211,873
Charge for the year	16,067	16,219	3,779	21,229	35,806	93,100
At 30 September 2016	16,067	87,434	9,051	87,625	104,796	304,973

Net book value

At 30 September 2016	37,489	37,847	5,886	50,699	83,549	215,470

At 30 September 2015	-	53,865	3,397	49,319	62,452	169,033

7.	Stocks

2016
£

Raw materials	556,676
Work in progress	77,632
Finished goods	374,275
1,008,583

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

8.	Debtors

2016
£

Trade debtors	1,893,657
Other debtors	103,581
Prepayments and accrued income	12,226
2,009,464

9.	Creditors: Amounts falling due within one year

2016
£

Trade creditors	504,992
Corporation tax	17,682
Other taxation and social security	119,243
Other creditors	38,510
680,427

10.	Creditors: Amounts falling due after more than one year

2016
£

Other creditors	333,787

11	Share capital

2016
£

Shares classified as equity

Allotted, called up and fully paid

4- Ordinary shares of £1 each	4
1- Ordinary A share of £1	1
1- Ordinary B share of £1	1
1- Ordinary C share of £1	1
1- Ordinary D share of £1	1
1- Ordinary E share of £1	1
1- Ordinary F share of £1	1
1- Ordinary G share of £1	1
1- Ordinary H share of £1	1

12

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

12.	Pension commitments

The company operates a defined contributions pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to £99,664. There were no contributions payable to the fund at the balance sheet date.

13.	Controlling party

The company is wholly owned by the directors and associated persons.

14.	Reconciliation from UK FRS 102 (Section 1A) to accounting principles generally accepted in the United States of America (“US GAAP”)

The accompanying financial statements of Commagility Limited have been prepared in accordance with Section 1A of Financial Reporting Standard 102 (FRS 102) the Financial Reporting Standard applicable in the UK and the Republic of Ireland as described in Note 1. FRS 102 differs in certain respects from the requirements of US GAAP. The effects of the US GAAP application are detailed below:

	Year ended 30 September 2016 Profit & Loss Account	At 30 September 2016 Total Shareholders’ Funds
	£	£

UK FRS 102 Results:
Profit for the financial year	1,283,236	-
Total Shareholder Surplus		4,604,042

US GAAP adjustment:
A) Revenue recognition	(539,000)	(539,000)
Total US GAAP adjustments	(539,000)	(539,000)

Results under US GAAP	744,236	4,065,042

A)	Revenue Recognition

Under UK FRS 102, revenue in relation to contracts is recognised by reference to the stage of completion at the period end date, where the outcome of the transaction can be estimated reliably. Under US GAAP, in relation to multiple element contracts the contract price should be allocated using Vendor Specific Objective Evidence “VSOE”, if no VSOE exists for an element of the contract, no revenue can be recognised until the VSOE for all the elements of the contract exist or until all elements of the contract are delivered. This has resulted in £539,000 of revenue being deferred from 2016 into 2017.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

14.	Reconciliation from UK FRS 102 (Section 1A) to accounting principles generally accepted in the United States of America (“US GAAP”) (Continued)

Under UK GAAP, cash is defined as cash in hand and deposits repayable on demand, less overdrafts repayable on demand. Under US GAAP, cash and cash equivalents are defined as cash and investments with original maturities of three months or less.

There is no requirement to present a cashflow statement under Section 1A of FRS 102.

The following table presents cash flows as classified under US GAAP:

	2016 £	2016 £

Cash flows from operating activities

Net Profit for the year		1,283,236
Depreciation on Fixed Assets	93,100
Amortisation of Intangible Fixed Assets	412,728
Interest paid	3,187
Interest received	(306)
Taxation	(66,526)
		442,183

Changes in operating assets and liabilities
Decrease in debtors	456,639
Decrease in creditors	(401,423)
Decrease in stock	934,240
		989,456

Interest paid		(3,187)
Interest received		306
Taxation paid		(332,831)
Net cash provided by operating activities		2,379,163

Cash flows from investing activities
Purchase of tangible fixed assets		(139,537)
Purchase of intangible fixed assets		(696)

Net cash used in investing activities		(140,233)

Cash flows from financing activities
Dividends paid		(1,560,000)

Net cash used in financing activities		(1,560,000)

Net increase in cash and cash equivalents		678,930

Cash and cash equivalents at the beginning of the year		1,327,907

Cash and cash equivalents at the end of the year		2,000,837

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2016

14.	Reconciliation from UK FRS 102 (Section 1A) to accounting principles generally accepted in the United States of America (“US GAAP”) (Continued)

The following presents customer and supplier concentration as required under US GAAP

Major Customers and Accounts Receivable

The Company had certain customers whose revenue individually represented 10% or more of the Company’s total revenue, or whose accounts receivable balances individually represented 10% or more of the Company’s total accounts receivable as follows:

For the year ended 30 September 2016 two customers accounted for 82% of revenue.

At 30 September 2016 two customers accounted for 82% of the accounts receivable.

Major Suppliers and Accounts Payable

The Company had certain suppliers whose purchases individually represented 10% or more of the Company’s total purchases, or whose accounts payable balances individually represented 10% or more of the Company’s total accounts payable as follows:

For the year ended 30 September 2016 two suppliers accounted for 61% of purchases.

At 30 September 2016 two suppliers accounted for 81% of the accounts payable.

Registered number: 05914025

COMMAGILITY LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

COMMAGILITY LIMITED

COMPANY INFORMATION

Directors	Mr E De Salis Young
Mr M Hollingshead
Dr P A Moakes
Mr S Pack

Company secretary	Dr P A Moakes

Registered number	05914025

Registered office	Charnwood Building Holywell Park
Ashby Road
Loughborough
Leicestershire
LE11 3AQ

Independent auditors	PKF Cooper Parry Group Limited
Chartered Accountants
Sky View
Argosy Road
East Midlands Airport
Castle Donington
Derby
DE74 2SA

COMMAGILITY LIMITED

CONTENTS

Page

Independent Auditors’ Report	1 – 2

Profit and Loss Account	3

Balance Sheet	4

Notes to the Financial Statements	5 – 14

COMMAGILITY LIMITED

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of Commagility Limited

We have audited the accompanying financial statements of Commagility Limited which comprise the balance sheet as of 30 September 2015 and the related profit and loss account, and notes to the financial statements for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of financial statements in accordance with the Financial Reporting Standard for Smaller Entities (Effective April 2008) and the Companies Act 2006 applicable to small companies (together “United Kingdom Generally Accepted Accounting Practices”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion on financial statements

In our opinion, the financial statements referred to above:

•	give a true and fair view of the state of the Company’s affairs as at 30 September 2015 and of its profit for the year then ended; and
•	have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice, except for non presentation of a Directors’ Report and comparative figures, which are not required by the US Securities and Exchange Commission.

Emphasis of matter

•	We draw attention to Note 17, which reconciles the results for the period from United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including the Financial Reporting Standard for Smaller Entities (effective April 2008) (“FRSSE”) to accounting principles generally accepted in the United States of America (US GAAP). Significant differences exist between United Kingdom Generally Accepted Accounting Practice, including FRSSE, and US GAAP. Our opinion is not modified with respect to this matter.

COMMAGILITY LIMITED

Other Matter

We draw attention to the fact that these accounts have not been prepared under section 394 of the Companies Act 2006 and are not the company’s statutory accounts.

PKF Cooper Parry Group Limited

Chartered Accountants

Sky View
Argosy Road
East Midlands Airport
Castle Donington
Derby
DE74 2SA

Date: 8 February 2017

COMMAGILITY LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 30 SEPTEMBER 2015

		2015
	Note	£

Turnover	1	13,155,894

Cost of sales		(6,254,806)

Gross profit		6,901,088

Administrative expenses		(3,392,211)

Operating profit	2	3,508,877

Interest receivable and similar income		458

Interest payable and similar charges		(28)

Profit on ordinary activities before taxation		3,509,307

Tax on profit on ordinary activities	4	(434,521)

Profit for the financial year	13	3,074,786

The notes on pages 5 to 14 form part of these financial statements.

COMMAGILITY LIMITED

REGISTERED NUMBER: 05914025

BALANCE SHEET

AS AT 30 SEPTEMBER 2015

	Note		£2015 £
Fixed assets

Intangible assets	5		829,311

Tangible assets	6		169,033

			998,344

Current assets

Stocks	7	1,942,823

Debtors	8	2,466,103

Cash at bank and in hand		1,321,907

		5,730,833

Creditors: amounts falling due within one year	9	(1,427,763)

Net current assets			4,303,070

Total assets less current liabilities			5,301,414

Creditors: amounts falling due after more than one year	10		(386,788)

Provisions for liabilities

Deferred tax	11		(33,808)

Net assets			4,880,818

Capital and reserves

Called up share capital	12		12

Profit and loss account	13		4,880,806

Shareholders’ funds			4,880,818

The financial statements have been prepared in accordance with the provisions applicable to small companies within Part 15 of the Companies Act 2006 and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

The financial statements were approved and authorised for issue by the board and were signed on its behalf by:

Mr E De Salis Young

Director

Date: 7 February 2017

The notes on pages 5 to 14 form part of these financial statements.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

1.	Accounting Policies

1.1	Basis of preparation of financial statements

These financial statements have been prepared solely for the purpose of meeting the requirements of U.S Securities and Exchange Commission (“SEC”) Rule 3-05 of Regulation S-X. These financial statements are not the statutory financial statements of the Company. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008) and the Companies Act 2006 (except as otherwise stated).

The financial statements are prepared under the historical cost convention. No comparative information has been presented in these financial statements as no comparatives are requested under SEC Rule 3-05 of Regulation S-X. However, this is a departure from “generally accepted accounting practice” in the United Kingdom as comparative figures are required. No Directors’ Report has been presented in these financial statements as no Directors’ Report is requested under the SEC Regulation. However, this is a departure from “generally accepted accounting practice” in the United Kingdom as a Directors’ Report is required.

US GAAP

Significant differences exist between United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities and US Generally Accepted Accounting Principles (US GAAP). The US GAAP results for the period and the effect on total shareholders’ funds are set out in Note 17.

1.2	Turnover

Turnover comprises revenue recognised by the company in respect of goods and services supplied during the year, exclusive of value added tax and trade discounts.

1.3	Intangible fixed assets and amortisation

Patents are stated at cost less amortisation. Amortisation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives.

Goodwill is the difference between amounts paid on the acquisition of a business and the fair value of the identifiable assets and liabilities. It is amortised to the profit and loss account over its estimated economic life. A full year’s amortisation is charged in the year of acquisition and none in the year of disposal.

Amortisation is provided at the following rates:

Patents	-	3 years straight line
Goodwill	-	3 years straight line

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

1.	Accounting Policies (continued)

1.4	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives.

All asset classes are depreciated on a 30% reducing balance basis.

A full year’s depreciation is charged in the year of acquisition and none in the year of disposal.

1.5	Stocks and work in progress

Stocks and work in progress are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow-moving stocks. Cost includes all direct costs and an appropriate proportion of fixed and variable overheads.

1.6	Deferred taxation

Full provision is made for deferred tax assets and liabilities arising from all timing differences between the recognition of gains and losses in the financial statements and recognition in the tax computation.

A net deferred tax asset is recognised only if it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax assets and liabilities are calculated at the tax rates expected to be effective at the time the timing differences are expected to reverse.

Deferred tax assets and liabilities are not discounted.

1.7	Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction.

Exchange gains and losses are recognised in the profit and loss account.

1.8	Research and development

Development costs are capitalised within intangible assets where they can be identified with a specific product or project anticipated to produce future benefits, and are amortised on the straight line basis over the anticipated life of the benefits arising from the completed product or project.

Deferred research and development costs are reviewed annually, and where future benefits are deemed to have ceased or to be in doubt, the balance of any related research and development is written off to the profit and loss account.

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

1.	Accounting Policies (continued)

1.9	Pensions

The company operates a defined contribution pension scheme and the pension charge represents the amounts payable by the company to the fund in respect of the year.

2.	Operating profit

The operating profit is stated after charging:

2015
£

Amortisation - intangible fixed assets	408,873
Depreciation of tangible fixed assets:
- owned by the company	90,441
Auditors’ remuneration	8,000
Pension costs	136,430
Research and development expenditure written off	225,455

3.	Directors’ remuneration

2015
£

Aggregate remuneration	543,678

During the year retirement benefits were accruing to 4 directors (2014: 4) in respect of defined contribution pension schemes.

4.	Taxation

2015
£

Analysis of tax charge in the year

Current tax UK corporation tax charge on profit for the year	416,596

Deferred tax (see note 11) Origination and reversal of timing differences	17,925

Tax on profit on ordinary activities	434,521

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

5.	Intangible fixed assets

	Patents	Goodwill	Total
	£	£	£
Cost
At 1 October 2014	750,000	-	750,000
Additions	-	1,238,184	1,238,184
At 30 September 2015	750,000	1,238,184	1,988,184

Amortisation

At 1 October 2014	750,000	-	750,000
Charge for the year	-	408,873	408,873
At 30 September 2015	750,000	408,873	1,158,873

Net book value

At 30 September 2015	-	829,311	829,311

At 30 September 2014	-	-	-

During the year goodwill of £1,238,184 arose in respect of the acquistion of the trade, assets and liabilities of mimoOn GmbH.

6.	Tangible fixed assets

	Plant and machinery	Fixtures and fittings	Office equipment	Other fixed assets	Total
	£	£	£	£	£
Cost

At 1 October 2014	62,039	5,756	73,401	59,647	200,843
Additions	63,041	2,913	44,109	71,795	181,858
Disposals	-	-	(1,795)	-	(1,795)

At 30 September 2015	125,080	8,669	115,715	131,442	380,906

Depreciation

At 1 October 2014	48,172	3,807	45,227	24,226	121,432
Charge for the year	23,043	1,465	21,169	44,764	90,441

At 30 September 2015	71,215	5,272	66,396	68,990	211,873

Net book value

At 30 September 2015	53,865	3,397	49,319	62,452	169,033

At 30 September 2014	13,867	1,949	28,174	35,421	79,411

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

7.	Stocks

2015
£

Raw materials	795,107
Work in progress	58,489
Finished goods	1,089,227

1,942,823

8.	Debtors

2015
£

Trade debtors	2,454,311
Other debtors	11,792

2,466,103

9.	Creditors: Amounts falling due within one year

2015
£

Trade creditors	563,297
Corporation tax	416,596
Other taxation and social security	257,303
Other creditors	190,567

1,427,763

10.	Creditors: Amounts falling due after more than one year

2015
£

Other creditors	386,788

COMMAGILITY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

11.	Deferred taxation

2015
£

At beginning of year	15,883
Charge for year	17,925

At end of year	33,808

The provision for deferred taxation is made up as follows:

2015
£

Accelerated capital allowances	33,808

12.	Share capital

2015
£

Allotted, called up and fully paid

4- Ordinary shares of £1 each	4
1- Ordinary A share of £1	1
1- Ordinary B share of £1	1
1- Ordinary C share of £1	1
1- Ordinary D share of £1	1
1- Ordinary E share of £1	1
1- Ordinary F share of £1	1
1- Ordinary G share of £1	1
1- Ordinary H share of £1	1

12

13.	Reserves

Profit and loss account
£

At 1 October 2014	2,646,020
Profit for the financial year	3,074,786
Dividends: Equity capital	(840,000)

At 30 September 2015	4,880,806

COMMAGILITY LIMITED

SCHEDULE TO THE DETAILED ACCOUNTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

14.	Dividends

2015
£

Dividends paid on equity capital	840,000

2015
£

Ordinary shares	280,000
Ordinary A shares	70,000
Ordinary B shares	70,000
Ordinary C shares	70,000
Ordinary D shares	70,000
Ordinary E shares	70,000
Ordinary F shares	70,000
Ordinary G shares	70,000
Ordinary H shares	70,000

Total	840,000

15.	Pension commitments

The company operates a defined contributions pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to £136,430. There were £nil contributions payable to the fund outstanding at the balance sheet date.

16.	Controlling party

The company is wholly owned by the directors and associated persons.

COMMAGILITY LIMITED

SCHEDULE TO THE DETAILED ACCOUNTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

17.	Reconciliation from UK FRSSE to accounting principles generally accepted in the United States of America (“US GAAP”)

The accompanying financial statements of Commagility Limited have been prepared in accordance with Financial Reporting Standard for Smaller Entities (FRSSE) as described in Note 1. FRSSE differs in certain respects from the requirements of US GAAP. The effects of the US GAAP application are detailed below:

	Year ended	At
	30 September 2015	30 September 2015
	Profit & Loss	Total Shareholders’
	Account	Funds
	£	£

UK FRSSE Results:
Profit for the financial year	3,074,786	-
Total Shareholder Surplus
4,880,818
US GAAP adjustment:	-	-

Results under US GAAP	3,074,786	4,880,818

A)	US GAAP Adjustments There are no material differences between UK GAAP and US GAAP.

COMMAGILITY LIMITED

SCHEDULE TO THE DETAILED ACCOUNTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

17.	Reconciliation from UK FRSSE to accounting principles generally accepted in the United States of America (“US GAAP”) (continued)

Under UK GAAP, cash is defined as cash in hand and deposits repayable on demand, less overdrafts repayable on demand. Under US GAAP, cash and cash equivalents are defined as cash and investments with original maturities of three months or less.

There is no requirement to present a cashflow statement under UK FRSSE.

The following table presents cash flows as classified under US GAAP:

	2015	2015
	£	£
Cash flows from operating activities

Net Profit for the year		3,074,786
Depreciation on Tangible Fixed Assets	90,441
Amortisation on intangible fixed assets	408,873
Interest paid	28
Interest received	(458)
Taxation	434,521
		933,405
Changes in operating assets and liabilities
Increase in debtors	(811,357)
Increase in creditors	766,753
Increase in stock	(1,351,624)
		(1,396,228)
Interest paid		(28)
Interest received		458
Taxation paid		(341,352)

Net cash provided by operating activities		2,271,041

Cash flows from investing activities
Purchase of tangible fixed assets		(181,858)
Purchase of intangible fixed assets		(851,396)
Sale of tangible fixed assets		1,795

Net cash used in investing activities		(1,031,459)

Cash flows from financing activities
Dividends paid		(840,000)

Net cash used in financing activities		(840,000)

Net increase in cash and cash equivalents		399,582

Cash and cash equivalents at the beginning of the year		922,325

Cash and cash equivalents at the end of the year		1,321,907

COMMAGILITY LIMITED

SCHEDULE TO THE DETAILED ACCOUNTS

FOR THE YEAR ENDED 30 SEPTEMBER 2015

17.	Reconciliation from UK FRSSE to accounting principles generally accepted in the United States of America (“US GAAP”) (continued)

The following presents customer and supplier concentration as required under US GAAP

Major Customers and Accounts Receivable

The Company had certain customers whose revenue individually represented 10% or more of the Company’s total revenue, or whose accounts receivable balances individually represented 10% or more of the Company’s total accounts receivable as follows:

For the year ended 30 September 2015 two customers accounted for 89% of revenue.

At 30 September 2015 two customers accounted for 82% of the accounts receivable.

Major Suppliers and Accounts Payable

The company had certain suppliers from whom purchases individually represented 10% or more of the company’s total purchases, or whose accounts or more of the company’s accounts payable as follows:

For the year ended 30 September 2015 two suppliers accounted for 77% for purchasers.

At 30 September 2015 one supplier accounted for 85% of the accounts payable.
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